SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 11, 2002

IMMERSION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27969 (Commission File Number)	94-3180138 (IRS Employer Identification No.)

801 Fox Lane, San Jose, California (Address of Principal Executive Offices)	95131 (Zip Code)

Registrant’s telephone number, including area code:  (408) 467-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER ITEMS AND REGULATION FD DISCLOSURE.

     On February 11, 2002, Immersion Corporation issued a press release announcing that it had filed a patent infringement lawsuit against Microsoft Corporation, Sony Computer Entertainment, Inc, and Sony Computer Entertainment of America, Inc. in the U.S. District Court for the Northern District Court of California. A copy of the press release is attached hereto Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press release of Immersion Corporation dated February 11, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2002

Immersion Corporation

By	/s/ VICTOR VIEGAS Victor Viegas President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release of Immersion Corporation dated February 11, 2002